Prepayments and Other Current Assets - Summary of Other Current Assets (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2024 CNY (¥)	Dec. 31, 2024 USD ($)	Dec. 31, 2023 CNY (¥)
Deferred Costs, Capitalized, Prepaid, and Other Assets Disclosure [Abstract]
Deductible VAT	¥ 11,434	$ 1,566	¥ 10,647
Rental deposits	46,361	6,351	64,708
Interest receivables	61,027	8,361	62,159
Others	51,931	7,115	49,972
Total	¥ 170,753	$ 23,393	¥ 187,486